Exhibit 10.1

FIRST AMENDMNET TO
ENVESTNET, iNC. INTERIM EXECUTIVE AGREEMENT

THIS FIRST AMENDMENT TO THE INTERIM EXECUTIVE AGREEMENT (the “First Amendment”) is made and entered into as of this 14th day of March, 2024, by and among James L. Fox, (the “Executive”) and Envestnet, Inc. (“Envestnet”) and Envestnet Financial Technologies, Inc. (the “Company”).

WHEREAS, Envestnet, the Company and Executive are parties to the Interim Executive Agreement dated January 7, 2024 (the “Agreement”); and

WHERAS, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.	The phrase “18-month ‘cliff’ vesting period” is hereby amended to be replaced with the phrase “12-month ‘cliff’ vesting period” where it appears in Section 3(a) of the Employment Agreement.

2.	All other terms of the Employment Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have voluntarily signed this First Amendment to the Employment Agreement on the date set forth above.

ENVESTNET INC.

/s/ Sharon Rosenthal
By:	Sharon Rosenthal
Title:	Chief Human Resources Officer

ENVESTNET FINANCIAL TECHNOLOGIES, INC.

/s/ Sharon Rosenthal
By:	Sharon Rosenthal
Title:	Chief Human Resources Officer

EXECUTIVE

/s/ James L. Fox
James L. Fox